---------------------------------------------------------------------------




                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) December 21, 1998

                  Residential Asset Funding Corporation
---------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



          North Carolina                333-64775          56-2064715
----------------------------------- ----------------- ---------------------
 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)

     301 South College Street
    Charlotte, North Carolina                              28202-6001
--------------------------------                     ---------------------
 (Address of Principal Executive                           (Zip Code)
             Offices)

    Registrant's telephone number, including area code (704) 374-4868
                                                       --------------------

                                No Change
---------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

---------------------------------------------------------------------------

      Item 7.     Financial Statements, Pro Forma Financial Information
                  and Exhibits.
                  ------------------------------------------------------

      (a)   Not applicable


      (b)   Not applicable

      (c)   Exhibit 25.1. Form T-1 Statement of Eligibility.

                                   SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                        RESIDENTIAL ASSET FUNDING CORPORATION, as Depositor and on behalf of Mortgage Lenders Home Equity Loan Trust 1998-3

                        Registrant



                        By:         /s/ Carolyn Eskridge
                           -------------------------------------
                           Name:    Carolyn Eskridge
                           Title:   Vice President




Dated:  December 21, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------
Exhibit 25.1.     Form T-1 Statement of Eligibility

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

  ___CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                                55479
(Address of principal executive offices)                              (Zip code)

                       Stanley S. Stroup, General Counsel
                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

             MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1998-3
              (Exact name of obligor as specified in its charter)

Delaware                                                     Pending
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

630 Dundee Road
Northbrook, Illinois                                         60062
(Address of principal executive offices)                     (Zip code)

                          -----------------------------
             Mortgage Lenders Network Home Equity Loan Trust 1998-3
                        Asset Backed Notes, Series 1998-3
                       (Title of the indenture securities)
================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal Reserve System Washington, D.C.

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                 None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.    Not applicable.

Item 16.  List of Exhibits. List below all exhibits filed as a part of this
                            Statement of Eligibility.
                            Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

          Exhibit 1.  a.    A copy of the Articles of Association of the
                            trustee now in effect.*

          Exhibit 2.  a.    A copy of the certificate of authority of the
                            trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                            Northwestern National Bank of Minneapolis.*

                      b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                      c. A copy of the certificate of the Acting Comptroller of t the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                      d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                      e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

          Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

          Exhibit 4.  Copy of By-laws of the trustee as now in effect.*

          Exhibit 5.  Not applicable.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

          Exhibit 8.  Not applicable.

          Exhibit 9.  Not applicable.

      * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

      ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 18th day of December 1998.






                            NORWEST BANK MINNESOTA,
                            NATIONAL ASSOCIATION


                            /s/ Amy Wahl
                            --------------------------
                            Amy Wahl
                            Assistant Vice President

                                                                       EXHIBIT 6




December 18, 1998



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                            Very truly yours,

                            NORWEST BANK MINNESOTA,
                            NATIONAL ASSOCIATION


                            /s/ Amy Wahl
                            -----------------------------
                            Amy Wahl
                            Assistant Vice President